UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K


                              CURRENT REPORT

                   Pursuant To Section 13 Or 15(d) Of
                   The Securities Exchange Act Of 1934


     Date of Report (Date of earliest event reported): December 1, 2003
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                      CASCADE FINANCIAL CORPORATION
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          (Exact name of registrant as specified in its charter)

           Washington                  000-25286           91-1661954
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    (State of other jurisdiction      (Commission        (IRS Employer
         of incorporation)            File Number)      Identification No.)

                    2828 Colby Avenue, Everett, WA 98201
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         (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (425) 339-5500
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ITEM 5. - Other Events

     On December 1, 2003, Cascade Financial Corporation (the "Registrant"), parent company of Cascade Bank, declared a 25% stock dividend. The dividend will be distributed on December 19, 2003 to shareholders of record on December 5, 2003. The Press Release announcing the declaration of dividend is attached as Exhibit 99.

ITEM 7. - Exhibits

99   Press Release dated December 1, 2003


                                  SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated:  December 1, 2003

                                         CASCADE FINANCIAL CORPORATION

                                         By: /s/ Carol K. Nelson
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                                             Carol K. Nelson
                                             President and CEO